Making Hope A Reality – bluebird style January 2019 Exhibit 99.1

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Forward-Looking Statements

Potential 2019 Catalysts

By Mid Year	By End of Year
LentiGlobin TDT 207 & 212 Data Update	**LentiGlobin TDT** EU Approval & First Launch Potential U.S. Filing 207 & 212 Data Update
LentiGlobin SCD HGB-206 Group C Data Update	**LentiGlobin SCD** HGB-210 Study Start HGB-206 Group C Data Update
bb2121 MM KarMMa-2 & KarMMa-3 Study Start*	**bb2121 MM** CRB-401 Data Update* KarMMa-1 Data Update* **bb21217 MM** Data Update
Pipeline Analyst Day	**Lenti-D CALD** Potential U.S./EU Filing

Cash Position as of September 30, 2018: $2.0B

CASH RUNWAY INTO 2022

*Driven by Celgene/BMS

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RADICAL CARE We care in a way that’s intense and truly sets us apart. WE RECODE FOR LIFE THIS IS PERSONAL Gene therapy is about saving lives one person at a time. And we are, each of us, personally all in. PIONEERS WITH PURPOSE We’re exploring new frontiers for the sake of patients.

We LIVE By Our Non-negotiables

Our 2022 Vision -- Just Got BOLDER

LentiGlobin TDT
2019 EU Potential Approval
2020 U.S. Potential Approval

Lenti-D CALD
2020 Potential Approval

2022
THE GENE THERAPY PRODUCTS COMPANY

LentiGlobin SCD
2022 Potential Filing/Approval

∞
Patient Impact

bb2121 Multiple Myeloma
2020 Potential Approval

4 Products on the Market

5+ Clinical Programs

1-2 INDs per year starting in 2020

6

SCD: Potential Global LAUNCH MM: Earlier Line APPROVALS & LAUNCHES 2023+ SCD: U.S. & EU FILING/APPROVALS MM: Earlier Line Studies 2022 TDT: Label EXPANSION CALD: Global EXPANSION MM: Global EXPANSION in Relapsed/Refractory Earlier Line Studies 2021 TDT: EU Country EXPANSION U.S. APPROVAL & LAUNCH Label EXPANSION CALD: U.S./EU APPROVAL MM: APPROVAL in Relapsed/Refractory 2020 TDT: EU APPROVAL & 1st LAUNCH 2019 UNPRECEDENTED OPPORTUNITY Anticipated research, development, regulatory and commercial milestones 1-2 INDs 1-2 INDs 1-2 INDs 1-2 Clinical Starts 5+ New Clinical Programs

RECODE THE SCIENCE: R&D with SOUL

WHAT YOU SEE

PRODUCT CANDIDATES	PROGRAM AREA	PRECLINICAL	PHASE 1/2	PHASE 2/3	RIGHTS/PARTNER
	Severe Genetic Diseases				
Lenti-D™ Drug Product	Cerebral Adrenoleukodystrophy				Worldwide
LentiGlobin™ Drug Product	Transfusion-Dependent β-Thalassemia Non-β^0/β^0				Worldwide
	Transfusion-Dependent β-Thalassemia β^0/β^0				
	Sickle Cell Disease		**		
BCL11a shRNA (miR)*	Sickle Cell Disease				Worldwide
	Cancer				
bb2121	Multiple Myeloma Fourth Line				Celgene
	Multiple Myeloma Third Line**				
	Multiple Myeloma Second Line**				
	Multiple Myeloma First Line**				
bb21217	Multiple Myeloma Fourth Line				Celgene

*Development is led by Dana-Farber/Boston Children's Cancer and Blood Disorders Center
**Planned studies

WHAT YOU DON'T SEE



Internal Research
DARIC Controls
TGF-B Flip
CBL-B Edit
P13K Inhibition Enhanced Mftg
Tools & Technology
megaTALs
GAMMA DELTA
T Cell
VELOCISUITE®
Partners for Success
REGENERON
TC BIOPHARM
gritstone
medigene
Celgene
Boston Children's Hospital
FRED HUTCH
INHIBRX

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Anti-Pure Play Principles - What Do We Mean?

RECODING TRADITIONAL R&D


INTEGRATE
INTERNAL
EXTERNAL
Platform Tools & Technology
R&D Enablers
Clinical Insights
1:Many Target Strategy
MM - bb21217
SCD - BCL11a
Liquid Tumor Programs
Solid Tumor Programs
SGD Programs
TDT – LentiGlobin
SCD – LentiGlobin
MM – bb2121
CALD – Lenti-D
ITERATE

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Our Philosophy Applied in a Tumor Microenvironment

Oncology Pipeline Enabled by Our Partners and Our Core Technologies Two Academic Clinical Trial Starts Planned in 2019 20+ 2+ 15+

Research Strategy Yielding Emerging Oncology Pipeline PRECLINICAL DEVELOPMENT EARLY CLINICAL LATE CLINICAL TARGET VALIDATION 2020 & BEYOND: 1-2 INDs PER YEAR bb21217 MM bb2121 MM LentiGlobin TDT LentiGlobin SCD Lenti-D CALD BCL11A SCD Dual-targeted CAR Liquid tumor Next gen + megaTAL edit Binders, Potency Internal Program Medigene Collaboration TCR target Solid tumors Next gen + Synbio Potency TCR target (viral antigen) Solid tumors Next gen + megaTAL edit Potency Fred Hutch Collaboration Clinic Ready 2019 CAR target Solid tumor Next gen + Synbio Target, Binders, Potency Regeneron Collaboration CAR target Solid tumors Next gen + Synbio Binders & Potency UNC Collaboration Clinic Ready 2019

RECODE THE SYSTEMS: ANYTHING BUT TRADITIONAL UNKNOWN IMPACT ONE-TIME POTENTIALLY CURATIVE OUR GOAL - MAKE IT SEAMLESS TO ALL STAKEHOLDERS Novel Science/Medicine Vector Production Bold & Balanced Access Model Supply Chain & Patient Management Drug Product Production

Virus Manufacturing Drug Product SCALABLE Clinical Data Real World Evidence to Support BLUE Style: Field Team Supply Chain Collecting Cells, Preparing, Shipping, Receiving Cells DELIVERY PLATFOM Platform Is Gearing Up for Launch TDT MAKE IT SEAMLESS

Preparing to Serve Patients in Europe in 2019 Apheresis Coordinator Apheresis Operator Cell Lab Operator Transplant Coordinator Transplant Nurse Transplant Physician Transplant Administrator bbb Manufacturing Logistics Apheresis Personnel Cell Lab Personnel Transplant Personnel (ATC) Manufacturer Launch Expectations: Optimal patient experience through a seamless delivery network Steady country by country launch with progressive build Get the model right for long term success Advance value-based payment over time reimbursement *Will support future launches in 2020+ 3 - Germany 4 - Italy 2 - UK 4 - France (in 2020)* 1 Drug Product Manufacturing Munich, Germany 9 Qualified Treatment Centers at 2019 Launch &

Value It: Time to Get It Right Value we can PROVE? Value we can MODEL? Price of the LAST LAUNCH? Value Demonstration Analogue Assessment Pricing Environment What the MARKET will BEAR? What we can GET AWAY WITH? Pulse Checking The value our products bring to patients should stand on its own for all stakeholders X X

Value It : Quick Answer is Value Based Payment Over Time “Free Up” system to recognize value over time “Buy time” to prove enduring value Fix cost density constraint Fix policy constraints (e.g., best price) Fix “portability of cure” concern Heighten awareness of true unmet need in terms of impact on life expectancy and cost Deliver credible and rigorous value platform arguments/data for value PAYMENT MODELS UNMET NEED VALUE EVIDENCE CONSTRAINTS & AMBITIONS BLUE “VALUE” PRINCIPLES Be focused on patient access to innovation  Be creative and disruptive (if needed) Be flexible and share risk  Be transparent and proactive with stakeholders Be proud Don’t do stupid short sighted stuff!

Our Quest to Constantly Innovate Continues COLLABORATORS

Transfusion Dependent β-Thalassemia

Transfusion-Dependent β-Thalassemia (TDT) Inherited blood disease that requires lifelong, frequent blood transfusions and iron reduction therapy PROGRAM OVERVIEW Filed MAA with European Medicines Agency General regulatory agreement with FDA for BLA filing Studies ongoing: Northstar-2 (HGB-207) Northstar-3 (HGB-212) HGB-205 Long-term follow-up: LTF-303

Transfusion-Dependent β-Thalassemia Basis of EU filing Original manufacturing process All genotypes Basis of EU and U.S. filings Refined manufacturing process Non-β0/β0 genotypes β0/β0 genotypes Refined manufacturing process HGB-204 HGB-207 HGB-212 Basis of EU filing (with Northstar) Original manufacturing process HGB-205

PRIME ADAPTIVE PATHWAYS EU Pursue CONDITIONAL APPROVAL in patients with non-β0/β0 genotypes on the basis of data from ongoing Northstar (HGB-204) & HGB-205 studies, as well as available data from Northstar-2 (HGB-207) study US Pursue approval in adults and adolescents with non-β0/β0 genotypes based on data from ongoing pivotal Northstar-2 (HGB-207) trial Pediatric population to be included as a cohort of HGB-207, rather than separate study Submission for approval in β0/β0 patients to be based on ongoing Northstar-3 (HGB-212) study BREAKTHROUGH THERAPY DESIGNATION ORPHAN DRUG DESIGNATION TDT Registration Strategy General agreement with EU & US regulators on the registration path for LentiGlobin for the treatment of transfusion-dependent β-thalassemia

8/10 Patients with Non-β0/β0 Genotypes and 3/8 Patients with β0/β0 Genotypes are Free from Chronic RBC Transfusions 11.1 10.4 12.0 12.5 14.1 9.7 9.9 10.3 Time from treatment to last transfusion Time from last transfusion to last follow-up 9.1 10.3 10.9 Hb (g/dL) At last study visit Months Post Drug Product Infusion Data as of September 14, 2018 *Indicates male patients. Hb, hemoglobin; TI, transfusion independence (weighted average Hb ≥9 g/dL without any red blood cell transfusions for ≥12 months)

10/11 Patients Are Transfusion Free with Hemoglobin >11g/dL *Male patients; ‡Hb supported by transfusions; †Weighted average Hb ≥9 g/dL without any RBC transfusions for ≥12 months; Hb, hemoglobin; VCN, vector copy number (vector copies/diploid genome) Data as of September 14, 2018 Time free from chronic transfusions in patients with ≥3 months follow-up * * * * Safety profile post DP infusion remains consistent with myeloablative conditioning Patients 1 and 3 have achieved the protocol definition of transfusion independence† Hb (g/dL) Peripheral VCN At last study visit 13.3 3.2 11.3‡ 0.4 11.1 2.2 12.1 1.7 12.3 1.7 12.5 2.9 11.6 5.6 12.4 1.1 11.9 4.9 11.6 5.4 11.2 5.6 Initiation of phlebotomy Re-initiation of iron chelation

High Levels of Gene Therapy Derived HbAT87Q in 10/11 Patients *Male patients; ‡Patient is homozygous for IVS-I-5 β-globin mutation; ^Patient is heterozygous for IVS-I-5 β-globin mutation. Hb, hemoglobin. Transfused Data as of September 14, 2018 Transfused

Normal Total Hemoglobin in First Northstar-3 β0/β0 Patient Data as of September 14, 2018 unless otherwise noted *Includes investigator reported data as of November 19, 2018, not from programmed statistical outputs AEs, adverse events; DP, drug product; Hb, hemoglobin; VCN, vector copy number (vector copies/diploid genome) Safety profile post-drug product infusion remains consistent with myeloablative conditioning

Sickle Cell Disease

Sickle Cell Disease (SCD) Severe blood disorder that causes anemia, frequent pain crises and shortened lifespan Global annual birth incidence ~ 300,000 – 400,000 Mean age of death in the U.S. is 44 years1 PROGRAM OVERVIEW Plan to pursue accelerated development path based on hematological primary endpoint Phase 3 study to begin in 2019 HGB-206 amended and Group C expanded Source: Global Genes 1Paulukonis et al, California’s Sickle Cell Data Collection Cohort, 2005-2015* ASH 2017*

Increasing Momentum to #ConquerSCD “Unfortunately, some treated [SCD] patients will have no reduction of their symptoms and the disease will continue to progress,” says Ann T. Farrell, M.D., director of the FDA’s Division of Hematology Products, CDER. “Better therapies are desperately needed,” Farrell explains. “We will continue to work with sponsors as much as possible to help remove roadblocks to new product development. It’s important for the FDA to help as much as we can.” 2017 2018 March 2017, bluebird SCD case study published in NEJM July 2017, the FDA approved Endari (L-glutamine oral powder) to address acute complications of SCD February 2018, Admiral Brett Giroir, M.D., appointed as Assistant Secretary for Health, HHS, is shining a spotlight on the toll of SCD and the need for improved treatment options March 2018, NHLBI launched “Cure SCD Initiative” spearheaded by Dr. Francis Collins October 2018, FDA-ASH Sickle Cell Disease Clinical Endpoints Workshop

Ongoing Phase 1/2, single arm, multi-center, U.S. study N=41 (Group C) Primary Endpoint: HbAT87Q and Total Hb Key Secondary Endpoint: Reduction in severe VOEs ≥12 years of age - ≤50 years of age Phase 1/2, single-center in France N=7 (4 β-thalassemia) HGB-205 (Transfusion-dependent b-thalassemia & severe sickle cell disease) All thalassemia subjects dosed as of Sep 2015 2 year study duration; last β-thalassemia subject visit ≈Sep 2017 Phase 3, single arm, multi-center, global study HGB-210 (Sickle Cell Disease, history of VOEs over 24 months) Primary Endpoint: HbAT87Q and Total Hb Key Secondary Endpoint: Reduction in severe VOEs HGB-206 Group C (Sickle Cell Disease, history of VOEs over 24 months) Accelerated Development Plan Using Novel Composite Primary Endpoint Based on Hemoglobin NEW Planned for 2019 EXPANDED Updated Primary Endpoint Up to add’l 21 patients Expanded age range Additional Clinical Investigation in Other Patient Types and Ages Planned Plans Based on Ongoing Engagement with Regulators

HGB-206: Evolution of LentiGlobin in SCD

	Group A	Group B	Planned Cell Source Shift	Group C
	Bone Marrow Original Protocol and Manufacturing Process	**Bone Marrow** Modified Protocol and Mixed Manufacturing Process		**Peripheral Blood** Modified Protocol and Refined Manufacturing Process
Transfusions (Pre-Treatment)	No	Yes	→	Yes
Conditioning	Medium	High	→	High
Total Cell Dose	Low	Medium	→	High
Transduction (VCN & % Transduced)	Low	High	→	High
CD34 Phenotype (% CD34 Bright)	Medium	Medium	→	High
	Cell Source: Bone Marrow			Cell Source: Apheresis

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Group C: Patient Characteristics N=14 Patients Who Started Cell Collection Parameter Group C N=14 Age at consent median (min – max), years 25.5 (18 – 36) Gender 6 F 8 M Genotype βS/βS 14 Prior SCD History Hydroxyurea use, n 8 Recurrent VOCs*, n Annualized no. of events, median (min – max) 9 6.5 (3.5 – 14.0) ACS†, n Annualized no. of events, median (min – max) 2 1 (1 – 1) Any history of stroke, n 3 TRJV >2.5 m/s, n 0 * ≥2 events/year in preceding 2 years; † ≥2 episodes in preceding 2 years, with at least one episode in the past year or in the year prior to the initiation of a regular transfusion program Data as of September 14, 2018 ACS, acute chest syndrome; F, female; M, male; VOC, vaso-occlusive crisis; pRBC, packed red blood cell; TRJV, tricuspid regurgitant jet velocity

Group C: Safety Profile Generally Consistent with Myeloablative Busulfan Conditioning Data as of September 14, 2018 Non-hematologic* grade ≥ 3 AEs Post-DP infusion in ≥2 patient n (%) N=9 Febrile neutropenia 6 (67) Stomatitis 6 (67) Serious AEs* Post-DP infusion in ≥1 patient n (%) N=9 Abdominal pain 1 (11) Depression 1 (11) Drug withdrawal syndrome 1 (11) Hallucination 1 (11) Mucosal inflammation 1 (11) Nausea 1 (11) Non-cardiac chest pain 1 (11) Splenic hematoma 1 (11) Vomiting 1 (11) AE, adverse event; DP, drug product; RCL, replication competent lentivirus; SAE, serious adverse event; VOD, veno occlusive liver disease; VOE, vaso-occlusive event; LVV, lentiviral vector *Hematologic AEs commonly observed post-transplant have been excluded No VOEs post-DP infusion in 9 patients SAEs were reported in 4 patients No AE considered related to DP No cases of VOD observed to date No vector-mediated RCL detected to date Integration site (IS) analysis data available for two patients at 6 month visit Total IS: Showed consistent polyclonality One patient in Group A: MDS diagnosed 36 months post-DP infusion: no evidence of LVV integration in dysplastic cells; monosomy 7 mutation identified (associated with sporadic and chemotherapy-related MDS)

Critical Elements of LentiGlobin Success in SCD
Fundamentally Improving Red Blood Cell Physiology

GOAL	GROUP C RESULTS
High & Stable Levels of HbA^{T87Q} Derived Hemoglobin & Total Hemoglobin	• 4 out of 4 patients with ≥47% anti-sickling Hb (range: 47% - 62%) at 6 months • Sustained expression of HbA^{T87Q} levels through 9 months follow-up
Correction of Hemolysis	• Normalization of reticulocyte counts, lactate dehydrogenase and bilirubin levels
Pancellular Expression of HbA^{T87Q} Resulting in Reduction of Sickling	• Pancellular expression shown in two independent assays of patient cells • Reduction of sickling of patient RBCs at levels consistent with sickle trait cells
Improvement of Clinical Outcomes	• Increased total hemoglobin and robust HbA^{T87Q} production • No VOEs in early clinical follow up

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Group C: Stable Peripheral Blood VCN, HbAT87Q Trajectory Robust and Consistent Data as of September 14, 2018 For Group A patients, medians (Q1, Q3) depicted; Group A patients with month 36 study visit (N=2)

Group C Patients Achieving Sickle Trait-like Hemoglobin Distribution Data as of September 14, 2018 βS-globin decreasing with increasing HbAT87Q (average concentration of hemoglobin per cell has not changed post-treatment) Increase in βA-T87Q Results in Decrease in βS βS βA -T87Q βS Pre-Infusion Post-Infusion 34% 51% 38% 46% 53% 43% βS VCN = βA-T87Q

Impact on Clinical Outcomes of SCD in Group C Normalization of Key Biomarkers of Hemolysis Over Time Reticulocyte Counts Lactate Dehydrogenase Median (Q1, Q3) depicted Dot-dash lines denote lower and upper limits of normal values Data as of September 14, 2018 Total Bilirubin

Healthy Donor [AA] (n = 4) Sickle Trait [AS] (n = 12) Sickle Cell [SS] (n = 6) Hereditary Persistence of Fetal Hemoglobin with SS (n = 4)* *HbF levels in HPFH donors ranged from 28.1 to 42.3% Subject 206-114-1315 PB at 9 months post-infusion LentiGlobin has Anti-Sickling Activity Comparable to Sickle Trait Reduction in % Sickled and Time to Sickling in Patient RBCs Post-Treatment

Two Independent Assays Reveal Near Pancellular βA-T87Q Distribution Majority of Patient RBCs are Positive for Anti-Sickling Globin 8.6% 91.4% Subject 1315 M9 Single Cell Western Subject 1315 M9 Flow Cytometry βS Healthy Donor (A/A) βS Sickle Cell Disease (S/S) βS βA or βA-T87Q 100% 100% A/S 100% Sickle Trait (A/S) βA or βA-T87Q βA or βA-T87Q βS Fluorescence Intensity Count S/S A/S A/A 1315 85.5%

Impact on Clinical Outcomes of SCD Resolution of Anemia (and Robust HbAT87Q Levels) in All Patients by 6 Months; No VOEs Since DP Infusion Data as of September 14, 2018 * Denotes female patients; ╪ Patient current receiving phlebotomy Group C: All patients free of VOEs as of data cut-off

A Case of Myelodysplastic Syndrome with Excess Blasts

Multiple Myeloma

Multiple Myeloma A lethal blood cancer that often infiltrates the bone marrow causing anemia, kidney failure, immune problems and bone fractures BCMA PROGRAM OVERVIEW bb2121: Enrollment in KarMMa registration-enabling study complete (N=140) Additional studies advancing: KarMMa-2 in 2nd line Phase 2 study enrolling soon KarMMa-3 in 3rd line+ Phase 3 study enrolling soon Opportunities for bb2121 in newly diagnosed MM including high risk, transplant ineligible and transplant eligible vs. transplant under evaluation

CRB-401 Data at ASCO 2018 - Baseline Demographics and Clinical Characteristics Parameter Escalation (N=21) Expansion (N=22) Median (min, max) follow-up, d 345 (46, 638) 87 (29, 184) Median (min, max) age, y 58 (37, 74) 65 (44, 75) Male, n (%) 13 (62) 16 (73) Median (min, max) time since diagnosis, y 4 (1, 16) 6 (1, 36) ECOG PS,1 n (%) 0 1 10 (48) 11 (52) 6 (27) 16 (72) High-risk cytogenetics, n (%) del(17p), t(4;14), t(14;16) 8 (38) 9 (41) ECOG, Eastern Cooperative Oncology Groups performance status; ISS, international staging system; NA, not available. 1Data at screening presented. Data cutoff: March 29, 2019

Parameter Escalation (N=21) Expansion (N=22) Exposed Refractory Exposed Refractory Prior therapies, n (%) Bortezomib 21 (100) 14 (67) 22 (100) 16 (73) Carfilzomib 19 (91) 12 (57) 21 (96) 14 (64) Lenalidomide 21 (100) 19 (91) 22 (100) 18 (82) Pomalidomide 19 (91) 15 (71) 22 (100) 21 (96) Daratumumab 15 (71) 10 (48) 22 (100) 19 (86) Cumulative exposure, n (%) Bort/Len 21 (100) 14 (67) 22 (100) 14 (64) Bort/Len/Car/Pom/Dara 15 (71) 6 (29) 21 (96) 7 (32) Parameter Escalation (N=21) Expansion (N=22) Median (min, max) prior regimens 7 (3, 14) 8 (3, 23) Prior autologous SCT, n (%) 21 (100) 19 (86) 0 0 3 (14) 1 15 (71) 14 (64) >1 6 (29) 5 (23) SCT, stem cell transplant. Data cut-off: March 29, 2018. CRB-401 Data at ASCO 2018 - Heavily Pretreated Patient Population

CR, complete response; mDOR, median duration of response; ORR, objective response rate; PD, progressive disease; PR, partial response; sCR, stringent CR; VGPR, very good partial response. Data cut-off: March 29, 2018. 1Patients with ≥2 months of response data or PD/death within <2 months. ORR is defined as attaining sCR, CR, VGPR, or PR, including confirmed and unconfirmed responses. Low BCMA is <50% bone marrow plasma cells expression of BCMA; high BCMA is defined as ≥50%. Tumor Response By Dose1 Tumor Response By BCMA Expression1 ORR=33.3% mDOR=1.9 mo ORR=57.1% mDOR=NE 150 x 106 (n=14) >150 x 106 (n=22) 50 x 106 (n=3) ORR=95.5% mDOR=10.8 mo 450 x 106 High BCMA (n=11) Median follow-up (min, max), d 87 (36, 638) 84 (59, 94) 194 (46, 556) Median follow-up (min, max), d 450 x 106 Low BCMA (n=8) 311 (46, 556) ORR=100% ORR=91% 168 (121, 184) CRB-401 Data at ASCO 2018 - Tumor Response: Dose-related and Independent of Myeloma BCMA Expression Levels 80.6% ORR across active dose cohorts (150-800 x 106)

Data cut-off: March 29, 2018. Median and 95% CI from Kaplan-Meier estimate. NE, not estimable. 1PFS in dose escalation cohort. mPFS of 11.8 months at active doses (≥150 x 106 CAR+ T cells) in 18 subjects in dose escalation mPFS of 17.7 months in 16 responding subjects from all study cohorts who are MRD-negative PFS at Inactive (50 x 106) and Active (150–800 x 106) Dose Levels1 PFS in MRD-Negative Responders Escalation and Expansion Cohorts 50 x 106 (n=3) 150–800 x 106 (n=18) Events 3 10 mPFS (95% CI), mo 2.7 (1.0, 2.9) 11.8 (8.8, NE) ≥ mPFS = 11.8 mo mPFS = 2.7 mo CRB-401 Data at ASCO 2018 - Hitting the Mark for Progression Free Survival PFS progression-free survival; MRD, minimal residual disease. Includes patients treated with <50 x 106 CAR T cells who were MRD-negative at >1 postbaseline time point 150–800 × 106 (n=16) mPFS (95% CI), mo 17.7 (5.8, NE) mPFS = 17.7 mo

TEAE, n (%) Overall Grade ≥3 Cytokine release syndrome1 27 (63) 2 (5) Neurotoxicity2 14 (33) 1 (2) Neutropenia 35 (81) 34 (79) Thrombocytopenia 26 (61) 22 (51) Anemia 24 (56) 19 (44) Infection3 Overall First Month 26 (61) 10 (23) 9 (21) 2 (5) CAR T Treatment-Emergent Adverse Events All Infused Patients (N=43) Data cut-off: March 29, 2018. NE, not estimable.1CRS uniformly graded per Lee et al., Blood 2014;124:188-195. 2Events occurring in first 28 d and including dizziness, bradyphrenia, somnolence, confusional state, nystagnmus, insomnia, memory impairment, depressed level of consciousness, neurotoxicity, lethargy, tremor and hallucination. 3Includes the SOC Infections and Infestations. Events observed in >10% include upper respiratory tract infection and pneumonia. 4Includes patients treated with active doses (150–800 × 106 CAR+ T cells; N=40). Median and 95% CI from Kaplan-Meier estimate. 5Time from first bb2121 infusion to the first grade ≤2 event after day 32. No grade 4 CRS events No fatal CRS or neurotoxicity events Cytokine Release Syndrome By Dose Level Dose Level2 39% 82% >150 x 106 (n=22) 150 x 106 (n=18) Maximum Toxicity Grade1 Patients with a CRS event, 63% CRB-401 Data at ASCO 2018 - bb2121 Continues to be Generally Well-Tolerated; No New Safety Signals

Response to Current Standard of Care in Late Line RRMM Chari, A. Blood 2017 43

bb2121 Patient Case: 21 Months in sCR

General Information	
Age & Gender	52 year old Male
Dose group	150x10^6
Tumor Burden	High
High Risk Cytogenetics (based on FISH)	No
Number of prior regimens	6
Initial diagnosis	May, 2010
BCMA% (prescreen, baseline)	60, 75



bb2121 Response
minimal residual disease (MRD)-negative
M prot (g/dL)
6.00
5.00
4.00
3.00
2.00
1.00
0.00
PR
VGPR
VGPR
VGPR
VGPR
VGPR
VGPR
sCR
sCR
sCR
Baseline
Month 1
Month 2
Month 3
Month 4
Month 6
Month 9
Month 12
Month 15
Month 18
Month 21
Duration (months)

Treatment history



VRD, Doxo
VRD, M, ASCT
K
Pom
VRD
Dara
bb2121
Duration/ Best Rx
19M CR
30M PR
2M SD
2M N/A
3M N/A
5M PD
21M sCR

KEY ASCT: autologous stem cell transplant, R: Revlimid, M: melphalan, d: dexamethasone, V: Velcade, K: Kyprolis, P/Pom: Pomalyst, Vor: vorinostat, Dara: daratumumab, Doxo:Doxorubicin

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Advancing bb2121 into Earlier Lines of Multiple Myeloma Multiple Myeloma Trials planned in 2019 KarMMa 3 (MM-003) KarMMa 2 (MM-002) KarMMa (MM-001) Phase 3 Phase 2 Phase 1 Registration-enabling trial in late line enrollment complete Front line setting Phase 2 studies planned in 2019 3rd line+ Phase 3 study enrolling soon 2nd line Phase 2 study enrolling soon ✓ Lines of therapy Anticipated Approval in 2020 ✓ ✓

Key Takeaways from CRB-401 Presented at ASCO Efficacy? Durability? BCMA? MRD? Safety? Path forward? 95.5% ORR in doses above 150M cells. 50% CR rate at doses above 150M cells. 11.8 months median PFS in dose-escalation active doses. 17.7 months median PFS in MRD(-) patients with response (escalation and expansion). Consistent responses across BCMA expression levels. 16/16 responding, MRD-evaluable patients were MRD negative. No new safety signals (G3/G4 CRS or Neurotox). KarMMa amendment raised high end of dose range to 450 based on observed dose-response and acceptable safety profile. Potential approval on track for 2020. Earlier line development plan advancing.

Hypothesis: Increasing long-lived, memory-like T Cell subsets in the drug product may result in enhanced persistence of functional anti-BCMA CAR T cells in vivo TN Cell TSCM Cell TCM Cell TEM Cell TEFF Cell T Cell Plasticity Self Renewal Long-lived Terminally Differentiated No Self Renewal Short-lived bb21217: PI3K Inhibition During Manufacturing Drives Increase in Long-lived, Memory-like T Cells CD27+ CD62L+

Preclinical Models: bb21217 is Enriched for Memory-like T Cells Exhibits; Enhanced Persistence of Anti-tumor Effect CD62L and CD27 are markers of memory-like T cells bb21217 is significantly enriched for T cells with this memory-like phenotype bb007 enhances anti-tumor effect in mouse models ONLY CAR T cells cultured with PI3K inhibitor bb007 (i.e. bb21217) clear a second tumor challenge Data are consistent with improved persistence of functional CAR T cells leading to sustained anti-tumor effect Re-challenge With Tumor (opposite flank) 1o tumor 2o tumor CAR T only CAR T+bb007

CRB-402 Phase 1 Study Design and Status

CRB-402

3 + 3 dose escalation[a]

CAR+ T cell dose: 150×10^6 → 300×10^6 → 450×10^6 → 800×10^6

N ≈ 50
- R/R MM
- ≥3 prior regimens
  - IMiDs and
  - Proteasome inhibitors
  - Or double-refractory
- ≥50% BCMA expression (dose escalation only)



Leukapheresis
bb21217 manufacturing
bb21217 infusion
1st Response Assessment (Month 1)
Sample collections for T cell expansion & cytokines
Screening
Flu 30 mg/m²
Cy 300 mg/m²
Days -5,-4,-3
Day 1
BM BX (Day 15)
BM BX (Month 1)

Study Status as of Oct 18, 2018
- Collected N=13
- Dosed N=12 (150×10^6 dose); HTB[b] n=6, LTB[b] n=6
- Median (min, max) follow-up: 26 wk (4, 51)

Primary endpoints: AEs, DLTs
Other endpoints: Response[c], PFS, OS, MRD, CAR+ T cell expansion and persistence

NCT03274219

AE, adverse events; BCMA, B-cell maturation antigen; DLT, dose-limiting toxicity; HTB, high tumor burden; IMiD, immunomodulatory imide drugs; LTB, low tumor burden; MRD, minimal residual disease; OS, overall survival; PFS, progression-free survival; R/R MM, relapsed/refractory multiple myeloma. [a]All patients to date received 150×10^6 CAR+ T cells; an intermediate dose of 300×10^6 CAR+ T cells will be the next dose level. [b]HTB defined as ≥50% bone marrow plasma cells pre-infusion; LTB <50%. [c]Per International Myeloma Working Group criteria.

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CRS occurred in 67% of patients Mostly grade 1/2, 1 grade 3, no grade 4 Median time to onset of CRS 4.5 days (2,11) Manageable with or without tocilizumab 1 patient experienced DLT (grade 4 encephalopathy and grade 3 CRS) Patient had high tumor burden and rapidly accelerating disease at baseline No other DLTs occurred 1 grade 3 catheter-related infection; no other severe infections reported to date 4 patients experienced 1 or more SAEs No deaths on study to date Data as of October 18, 2018 AE, adverse event; DLT, dose-limiting toxicity; SAE, serious adverse event. aAEs occurring between bb21217 infusion and disease progression. bCytokine release syndrome (CRS) uniformly graded according to Lee et al., Blood 2014;124:188-195. cEvents selected as CAR T neurotoxicity on the case report form occurring within 90 days after bb21217 infusion. Grade ≥3 AEs in >1 Patienta AEs of Special Interesta Grade, n (%) 1 2 3 4 CRSb 4 (33) 3 (25) 1 (8) – Neurotoxicityc 1 (8) 1 (8) – 1 (8) Early Clinical Safety and Tolerability Consistent with CAR T Experience

Clinical Data is Early But Consistent with Goal of Enhanced Persistence

CRB-402

Vector Copy Number Over Time by Baseline Tumor Burden



150 × 10⁶: LTB (n=5)
150 × 10⁶: HTB (n=6)
Vector Copies/µg
10⁷
10⁶
10⁵
10⁴
10³
10²
10¹
LLOQ
0
1
2
3
4
5
6
7
8
9
Months After bb21217 Infusion

	Month 1	Month 3	Month 6	Month 9
At risk, n	9	7	3	1
With detectable vector, n (%)	9 (100)	6 (**86**)[a]	3 (100)	1 (100)

- Robust and reliable bb21217 CAR T cell expansion post-infusion observed at first dose
- Early bb21217 clinical data is consistent with robust functional CAR T cell persistence
  - Enrichment for memory-like CAR T cells observed in preclinical studies, and in patients post-infusion
  - Vector detectable up to 9 months post-infusion, and in 3/3 patients at 6-month time point
  - Sustained sBCMA suppression observed, reflecting ongoing plasma cell aplasia

HTB, high tumor burden; LLOQ, lower limit of quantitation; LTB, low tumor burden. [a]One patient with undetectable vector received cyclophosphamide on day 15 for grade 4 encephalopathy.

Data as of October 18, 2018

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Clinical Responses Observed in 10/12 Patients (83%) at First Dose Level Tested (150 x 106 CAR+ T cells) Data as of October 18, 2018 b b a Clinical Responses Over Time CR, complete response; MRD, minimal residual disease; PR, partial response; VGPR, very good partial response. *Patients with high tumor burden. aProgression based exclusively on appearance of new bone lesions. bMRD status not available. 10/12 patients (83%) achieved an objective response at the first tested dose (150 × 106 CAR+ T cells) Deepening responses over time; CR achieved as late as month 10 100% MRD negativity in 4/4 responders evaluable for MRD status Responses are ongoing in all but 1 responder; the first patient dosed continues response >1 year after treatment

High Clinical Response Rate Observed at First Dose Level (150 x 106 CAR+ T cells) Clinical Response bb21217-Treated (N=12) ORR,a n (%) [95% CI] 10 (83.3) [51.6, 97.9] sCR/CR 3 (25) ≥VGPR 6 (50) MRD status in bone marrow, n MRD-evaluable respondersb 4 MRD-neg 4c Median time to first response (min, max), a,d mo 1 (1, 2) Median time to best response (min, max), a,d mo 1 (1, 10) Median follow-up duration (min, max), mo 5.9 (1.0, 11.8) CR, complete response; MRD, minimal residual disease; ORR, objective response rate; PR, partial response; VGPR, very good partial response. *Patients with high tumor burden. aIncludes unconfirmed responses. bPatients with ≥PR and valid MRD assessments. cTwo MRD-neg. responses at 10-6 and 2 at 10-5 sensitivity level by Adaptive next-generation sequencing. dAmong 10 responders with ≥PR. Data as of October 18, 2018

Promising Early Data with Next-Generation Anti-BCMA CAR T bb21217 demonstrated promising early clinical activity in heavily pretreated patients with relapsed/refractory multiple myeloma at first dose level tested 83% ORR with 90% of responses ongoing Elimination of MRD in the bone marrow of all 4 evaluable responders Early indications of increased persistence using enriched CAR T cells Safety profile appears consistent with known toxicities of CAR T cell therapies Dose escalation is ongoing

CALD

Cerebral Adrenoleukodystrophy Severe, often fatal neurological disease in boys UNMET NEED Treatment limited to allo-HSCT Sometimes severe treatment-related risks and complications, especially when donor is not a matched sibling EPIDEMIOLOGY Global incidence of ALD: 1 in ~21,000 newborns Cerebral form develops in ~40% of affected boys 1Salzman, R., Kemp, S. (2017, December 06) Newborn Screening. Retrieved from http://adrenoleukodystrophy.info/clinical-diagnosis/newborn-screening Ethan’s family spent nearly two years trying different medications and meeting with specialists to try and resolve his symptoms. Tragically, during this period, the ravaging effects of ALD were continuing to damage Ethan’s brain and adrenal glands. Ethan Zakes 2000 - 2011 Source: Ethan Zakes Foundation

Lenti-D Treatment Halts CALD Disease Progression 15/17 patients (88%) alive and MFD-free at 24 months follow-up; all patients continue to be MFD-free as of April 25, 2018 Exceeds pre-determined efficacy benchmark for the study MFD-free survival in 13/15 (76%) 12 additional patients treated in Starbeam study No MFDs reported as of April 25, 2018; median follow-up for this additional cohort of patients is 4.2 months (0.4 – 11.7 months) Safety profile consistent with autologous transplantation No GvHD, no graft rejection Two patients did not meet primary endpoint: Patient 2016: Withdrew Patient 2018: Rapid disease progression early in the study October 4, 2017 N Engl J Med 2017; 377:1630-1638 Data as of April 25, 2018

Recent Collaborations

Science-Driven and Highly Complementary Partnership BLUE remains BLUE: Clear value proposition through product rights, shared funding and capabilities Science: best-in-class technology platforms joining forces to crush cancer Culture: science- and patient-focused companies with a willingness to push boundaries of novel technologies Investment: All-in mindset driving shared and enhanced funding for R&D efforts Structure: Aligned and streamlined operating model to enable flexible research and decision making

Engaging the Right Target with the Optimal Target Binder Pick Great Targets Fully Human CARs Identify Human TCRs Better Models …rapid generation of genetically engineered mice ...fully human antibodies through immunization …rapid identification & preclinical testing of target specific antibodies …fully human T cell receptors from an engineered mouse …immunodeficient mouse platform - study of human cells & tumors …target validation at unprecedented pace and precision

Partnership Highlights Share costs equally through pre-IND research and into Phase 1/2 development For 50/50 collaboration products, development and commercialization costs (by region) are shared equally bluebird funds development and commercialization of its wholly-owned products $100 million equity investment by Regeneron in BLUE - 420,000 shares at $238.10 per share or a 59% premium* Research bluebird leads R&D managed by a Joint Steering Committee bluebird retains significant product rights; Regeneron receives milestone payments and royalties Regeneron can opt-in to multiple products to become 50/50 partners Joint late-stage development and commercialization allocated between bluebird and Regeneron or future partners on a regional basis Five-year research collaboration Refreshable list of six targets Access to Regeneron VelociSuite® Platform technologies Leveraging bluebird expertise in cell biology and vector technology Brings together two science driven organizations with synergistic technology and expertise Development Funding *Premium of approximately $37 million will be used to cover part of Regeneron’s share of research costs; bluebird intends to use the balance of the proceeds to support its research activities in the collaboration.

Gritstone complements bluebird’s approach to generating novel therapeutics for oncology Patient biopsy Tumor targets TCR Cell therapy Patient therapy gritstone Routine clinical biopsy gritstone Mass spec validation of expressed tumor targets in patients and sequencing of tumor transcriptome Select patients with target Validate 10 targets Medigene , Regeneron, gritstone Identify TCR sequences which bind to validated tumor targets bluebird Generate TCR cell therapy targeting validated tumor antigens using patient’s white blood cells bluebird Genetically engineered patient cells infused back into patient

Early Pipeline

Good Is Never Good Enough For Patients: BLUE Toolbox Strategy


v1.0
v2.0
vFuture
HSC
LentiGlobin
LentiGlobin & Enhancers
Transduction
T Cell
BCMA (bb2121)
BCMA & PI3Ki (bb21217)
Durability
Product Engine
MegaTAL Gene Editing
bioinformatics
LNPs
Lentivirus
mRNA
AAAAA
PROTEIN ENGINEERING
LentiGlobin
Optimized severe genetic disease products
Novel areas; autoimmune In vivo gene editing
BCMA & Solid Tumors
New & enhanced oncology products

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Initial Proof of Concept: LVV Approach to Suppression of BCL11a in SCD As of July 28, 2018, one patient had received treatment with HSCs transduced with an LVV encoding the BCL11a shRNAmiR As of day 76: Sustained Hb of >10 g/dL 59.7% total HbF cells; 30% HbF as a fraction of all β-like globin Notable absence of irreversibly sickled cells on peripheral smear Low absolute reticulocyte count consistent with markedly reduced hemolysis Hb Safety profile consistent with myeloablative conditioning

CBLB Knock-out Enhances CAR-T Cell Anti-tumor Activity Novel Technology for Improving T Cell Function in Liquid and Solid Tumors 2 3 1 CBLB megaTAL induces a high rate of gene editing and corresponding knockdown of CBLB protein levels CBLB megaTAL treatment enhances production of cytokines in vitro by CAR-T cells Genetic deletion of CBLB enhances anti-tumor activity of CAR-T cells in a mouse solid tumor xenograft model

ASH Highlights: Next Generation Programs / Platforms

First clinical demonstration of the potential to genetically manipulate HbF levels through BCL11a

- Novel LVV expressing a shRNA^{miR} to knock down BCL11a at the level *exclusively* in erythroid cells
- Robust knock down of BCL11a observed in patient cells
- At ≥4 months post-gene therapy, ~70% F cells were observed and HbF contributed ~25-30% of total Hb

Flipping the Switch: Initial Results of Genetic Targeting of the Fetal to Adult Globin Switch in Sickle Cell Patients

Esrick et al. (Abstract #801)

Example of bbb's T cell enhancement technologies aimed at delivering transformative outcomes for solid tumors

- bbb megaTAL technology used to efficiently and specifically knockout CBL-B in CAR T cells via gene editing
- Increases cytokine production in response to tumor cells *in vitro*
- Enhances anti-tumor activity of CAR T cells in a mouse xenograft model

Knockout of CBL-B Greatly Enhances Anti-Tumor Activity of CAR T Cells

Hooper et al. (Abstract #338)

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Go TRUE BLUE We Must Make Hope a Reality